UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 18, 2006
                                                 ____________________________



                            GS FINANCIAL CORP.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)




Louisiana                             000-22269                    72-1341014
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)




3798 Veterans Boulevard, Metairie, Louisiana                            70002
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code    (504) 457-6220
                                                    _________________________



                              Not Applicable
_____________________________________________________________________________
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01  Regulation FD Disclosure
           ________________________

     On January 18, 2006, GS Financial Corp. (the "Company") issued a press release announcing the declaration of a quarterly cash dividend.

     For additional information, reference is made to the Company's press release dated January 18, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Not applicable.

      (d) The registrant's press release, dated January 18, 2006, is attached hereto as Exhibit 99.1.

























                                      2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GS FINANCIAL CORP.



Date:  January 18, 2006        By: /s/ Stephen E. Wessel
                                   _____________________________________
                                   Stephen E. Wessel
                                   President and Chief Executive Officer



























                                      3


                                EXHIBIT INDEX


Exhibit No.           Description
___________________   ____________________________________________________
99.1                  Press release dated January 18, 2006